EXHIBIT 99.1


                                                                             UIC
                                                     URANIUM INTERNATIONAL CORP.
                                                       10475 Park Meadows Drive,
                                                                       Suite 600
                                                       Lone Tree, Colorado 80124


NEWS RELEASE


             URANIUM INTERNATIONAL CORP. ENTERS LETTER AGREEMENT TO PURCHASE THIRTEEN EXPLORATION LICENCES COVERING EIGHT
                           URANIUM DEPOSITS IN SWEDEN


DENVER, CO,- April 30, 2009 - Uranium International Corp. ("Uranium International") (OTCBB: URNI) has entered a Letter Agreement to purchase a total of thirteen exploration licences covering eight uranium deposits held by Continental Precious Minerals Ltd. ("Continental") in Sweden. Continental is a Canadian public company listed on the Toronto Stock Exchange. The Letter Agreement is subject to due diligence review by Uranium International (to be completed by August 30, 2009). Upon Uranium International being satisfied with the results of its due diligence, the Letter Agreement is to close on August 31, 2009.

The thirteen exploration licences cover seven drilled uranium deposits and one property containing an uranium occurrence as detailed in the National Instrument 43-101 compliant technical report issued by Telluride & Associates on the properties in July 2005 and restated in September 2005. The licences encompass a total area of 583.95 hectares in the northern half of Sweden, south of the Arctic Circle. The entire group is comprised of the Skuppesavon, Guorbavare, Kvarnan, Bjorkramyran, Abborvikken, Lilljuthatten, Nojdfjallet, and Sagtjarn licences.

There are five recognized categories that describe the earliest stages of exploration to the highest level regarding underground resources. Inferred resources are the first level of quantifiable exploration and are still considered speculative geologically to have economic considerations applied to them. Inferred resources require further exploration to upgrade them to the higher measured and indicated categories. Indicated resources are resources from which the quantity and grade and/or quality are computed from information similar to that used for measured resources, but the sites for inspection, sampling and measurement are farther apart or are otherwise less adequately spaced. The degree of assurance is high enough to assume continuity between point of observation.

The Letter Agreement calls for an initial cash payment of US $25,000 to be made by Uranium International to Continental on signing of the Letter Agreement (which has been paid).

Subject to the completion of due diligence satisfactory to Uranium International (which is to be completed no later than August 30, 2009), the Letter Agreement


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                                  Page 2 of 2


is to have an initial closing on August 31, 2009 (the "INITIAL CLOSING") at which time Uranium International is to:

(a)  make a cash payment of US $7.5 million;

(b) issue and deliver 6,000,000 common shares of Uranium International (subject to a one year re-sale restriction); and

(c) issue and deliver warrants exercisable to purchase up to 1,000,000 common shares of Uranium International at the price of US$1.00 per share for a period of two years from the date of issuance.

At the first anniversary of the Initial Closing (the "FINAL CLOSING") Uranium International is to make a further payment of US $7.5 million and Continental is to transfer to International Uranium title to thirteen exploration licences.

Telluride & Associates of Hertfordshire, England prepared a National Instrument 43-101 Technical Report dated July 15th, 2005 and revised September 20, 2005. That report contained a National Instrument 43-101 compliant resource estimate (this report can be viewed in SEDAR under the Continental company profile).

Telluride & Associates generated CIM indicated resources at four of the deposits from the available inferred resource sectional data and, after review, has accepted two historical, geostatistically based estimates at the Pleutajokk and Lilljuthatten deposits as being equivalent to CIM indicated resources. The inferred resources at Sagtjarn are underdrilled and are not considered suitable as a whole for indicated resource status.

The following table sets forth Telluride & Associates resource estimate at the properties as at July 15, 2005:



Continental Swedish Uranium Resource Estimates, as at July 15, 2005.
___________________________________________________________________________________________________________
 DEPOSIT NAME        RESOURCE     CUT-OFF         RESOURCE    GRADE U%      TONNES       TONNES     KG U3O8
                       TYPE           PPM          TONNES                  URANIUM         U3O8      /TONNE
___________________________________________________________________________________________________________

 Skuppesavon         Inferred         300         304,000       0.076        230.0        271.2        0.89
___________________________________________________________________________________________________________
 Skuppesavon        Indicated         300         674,000       0.069        458.3        540.3        0.81
___________________________________________________________________________________________________________
 Pleutajokk          Inferred        ~500      ~1,460,000      ~0.101     ~1,479.0     ~1,743.7       ~1.19
___________________________________________________________________________________________________________
 Pleutajokk #       Indicated         300         470,000       0.117        551.0        649.6        1.38
___________________________________________________________________________________________________________
 Kvarnan             Inferred         300         315,000       0.058        184.1        217.0        0.68
___________________________________________________________________________________________________________
 Kvarnan            Indicated         300       1,625,000       0.076      1,238.0      1,459.6        0.89
___________________________________________________________________________________________________________
 Bjorkramyran        Inferred         250         380,000       0.099        378.0        362.0        0.95
___________________________________________________________________________________________________________
 Bjorkramyran       Indicated         250         954,000       0.100        943.1      1,111.9        1.16
___________________________________________________________________________________________________________
 Lilljuthatten       Inferred        ~300        ~168,000      ~0.026        ~43.0        ~50.7       ~0.30
___________________________________________________________________________________________________________
 Lilljuthatten #    Indicated         300         779,000       0.206      1,608.-      1,895.8        2.43
___________________________________________________________________________________________________________
 Nojdfjallet         Inferred         200         271,000       0.041        109.8        129.4        0.47
___________________________________________________________________________________________________________
 Nojdfjallet        Indicated         200         485,000       0.068        327.9        386.6         .80
___________________________________________________________________________________________________________
 Sagtjarn            Inferred         200         756,000       0.058        437.7        516.0        0.68
___________________________________________________________________________________________________________

Note: # denotes resource bases estimated by geostatistical methods; indicated resources taking precedence in tonnage and content allocation over inferred resources



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                                  Page 3 of 3


Bertrand Taquet, P Geo, the Senior Geologist of International Uranium, and a qualified person under NI-43 101, used the above resource estimates to calculate the total inferred uranium (U308) on the above listed deposits as 3,290 tonnes or 7.2 million pounds and total indicated uranium (U308) as 6,044 tonnes or 13.3 million pounds.

International Uranium will be preparing and SEDAR filing an updated National Instrument 43-101 Report within 45 days of this news release.

QUALIFIED PERSON

Bertrand Taquet , P. Geo, Uranium International's Senior Geologist, who is a Qualified Person as defined by National Instrument 43-101, has reviewed and approved the technical disclosure in this news release.

ABOUT URANIUM INTERNATIONAL CORP.

Uranium International Corp. is an international resource exploration company whose focus is the acquisition and development of uranium properties.

For further information see:  www.uraniuminternational.com

Symbol:  OTCBB - URNI; Frankfurt AN4, WKN NO. A0MUN4.

Contact: Investor Relations (USA)
         Tel. +1-720-279-2377

         Investor Relations (Europe)
         Tel. +41-43-888-6701

SAFE HARBOR STATEMENT

THIS NEWS RELEASE CONTAINS "FORWARD-LOOKING STATEMENTS", AS THAT TERM IS DEFINED IN SECTION 27A OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND
SECTION 21E OF THE UNITED STATES SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. STATEMENTS IN THIS NEWS RELEASE, WHICH ARE NOT PURELY HISTORICAL, ARE FORWARD-LOOKING STATEMENTS AND INCLUDE ANY STATEMENTS REGARDING BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS REGARDING THE FUTURE.

EXCEPT FOR THE HISTORICAL INFORMATION PRESENTED HEREIN, MATTERS DISCUSSED IN THIS NEWS RELEASE CONTAIN FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH STATEMENTS. STATEMENTS THAT ARE NOT HISTORICAL FACTS, INCLUDING STATEMENTS THAT ARE PRECEDED BY, FOLLOWED BY, OR THAT INCLUDE SUCH WORDS AS "ESTIMATE," "ANTICIPATE," "BELIEVE," "PLAN" OR "EXPECT" OR SIMILAR STATEMENTS ARE FORWARD-LOOKING STATEMENTS. RISKS AND UNCERTAINTIES FOR THE COMPANY INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH PROPERTY DEVELOPMENT AND FUNDING AS WELL AS THE RISKS SHOWN IN THE COMPANY'S MOST RECENT ANNUAL REPORT ON FORM


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                                  Page 4 of 4


10-KSB AND ON FORM 10-QSB AND FROM TIME-TO-TIME IN OTHER PUBLICLY AVAILABLE INFORMATION REGARDING THE COMPANY. OTHER RISKS INCLUDE RISKS ASSOCIATED WITH THE REGULATORY APPROVAL PROCESS, COMPETITIVE COMPANIES, FUTURE CAPITAL REQUIREMENTS AND THE COMPANY'S ABILITY AND LEVEL OF SUPPORT FOR ITS EXPLORATION AND DEVELOPMENT ACTIVITIES. THERE CAN BE NO ASSURANCE THAT THE COMPANY'S DEVELOPMENT EFFORTS WILL SUCCEED AND THE COMPANY WILL ULTIMATELY ACHIEVE COMMERCIAL SUCCESS. THESE FORWARD-LOOKING STATEMENTS ARE MADE AS OF THE DATE OF THIS NEWS RELEASE, AND THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS, OR TO UPDATE THE REASONS WHY ACTUAL RESULTS COULD DIFFER FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. ALTHOUGH THE COMPANY BELIEVES THAT THE BELIEFS, PLANS, EXPECTATIONS AND INTENTIONS CONTAINED IN THIS NEWS RELEASE ARE REASONABLE, THERE CAN BE NO ASSURANCE THOSE BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS WILL PROVE TO BE ACCURATE. INVESTORS SHOULD CONSIDER ALL OF THE INFORMATION SET FORTH HEREIN AND SHOULD ALSO REFER TO THE RISK FACTORS DISCLOSED IN THE COMPANY'S PERIODIC REPORTS FILED FROM TIME-TO-TIME WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

THIS NEWS RELEASE HAS BEEN PREPARED BY MANAGEMENT OF THE COMPANY WHO TAKES FULL RESPONSIBILITY FOR ITS CONTENTS. EACH OF THE NASD, THE SEC AND THE OTCBB NEITHER APPROVES NOR DISAPPROVES OF THE CONTENTS OF THIS NEWS RELEASE. THIS NEWS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.